UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004 (December 20, 2004)

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
65 Valley Stream Parkway
Malvern, PA		19355

(Address of principal executive offices)		(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

     On December 20, 2004, the Registrants entered into a First Amendment to Credit Agreement, dated as of December 20, 2004, with certain affiliated co-borrowers, Fleet National Bank, a national banking association (“Fleet”), as administrative agent for the lenders under the Original Credit Agreement (as defined below), the Lenders named on the signature pages of the Original Credit Agreement, and KeyBank National Association (the “First Amendment to Credit Agreement”).

     The “Original Credit Agreement” means that certain Credit Agreement, dated as of January 16, 2003, by and among the Registrants, certain affiliated co-borrowers, the Banks named therein and Fleet, as agent for itself and the other lending institutions. The Original Credit Agreement was filed as Exhibit 10.10 to the Registrants’ Annual Report on Form 10-K for the Year Ended December 31, 2002.

     Also on December 20, 2004, the Registrants entered into a First Amendment to Multi-Currency Credit Agreement, dated as of December 20, 2004, with certain affiliated co-borrowers, Fleet, as administrative agent for the lenders under the Original Multi-Currency Credit Agreement (as defined below), and the Lenders named on the signature pages of the Original Multi-Currency Credit Agreement (the “First Amendment to Multi-Currency Credit Agreement”).

     The “Original Multi-Currency Credit Agreement” means that certain Multi-Currency Credit Agreement, dated as of January 16, 2003, by and among the Registrants, certain affiliated co-borrowers, the Banks named therein and Fleet, as agent for itself and the other lending institutions. The Original Multi-Currency Credit Agreement was filed as Exhibit 10.11 to the Registrants’ Annual Report on Form 10-K for the Year Ended December 31, 2002.

     For a description of the obligations undertaken by the Company pursuant to the First Amendment to Credit Agreement and the First Amendment to Multi-Currency Credit Agreement, see the description of this transaction in Item 2.03, below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On December 20, 2004, the Registrant entered into the First Amendment to Credit Agreement and the First Amendment to Multi-Currency Credit Agreement.

     Pursuant to the First Amendment to Credit Agreement, the Total Commitment (as defined in the Original Credit Agreement) was increased from $300.0 million to $400.0 million. In addition, KeyBank National Association was added as a lender under the facility. The other terms of the Original Credit Agreement were not altered in any material respect.

     Pursuant to the First Amendment to Multi-Currency Credit Agreement, the lenders party to the Original Multi-Currency Credit Agreement acknowledged the increase in the Total Commitment made pursuant to the First Amendment to Credit Agreement. The other terms of the Original Multi-Currency Credit Agreement were not altered in any material respect.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
	By:	Liberty Property Trust, its sole General Partner

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Dated: December 22, 2004		Chief Financial Officer

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